UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 5, 2015

 Commission File Number 0-17071

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Definitive Agreement.

On January 5, 2015, First Merchants Corporation, an Indiana corporation (“First Merchants”), and C Financial Corporation, an Ohio corporation (“C Financial”), entered into an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”), pursuant to which, C Financial will, subject to the terms and conditions of the Merger Agreement, merge with and into First Merchants (the “Merger,”) whereupon the separate corporate existence of C Financial will cease and First Merchants will survive. Immediately following the Merger, Cooper State Bank, an Ohio state bank and wholly-owned subsidiary of C Financial, will be merged with and into First Merchants Bank, National Association, a national bank and wholly-owned subsidiary of First Merchants, with First Merchants Bank, National Association continuing as the surviving bank. The Merger Agreement has been approved by the Boards of Directors of each of First Merchants and C Financial, but the consummation of the Merger is conditioned upon the approval of the C Financial shareholders and certain regulatory authorities as well as satisfaction of customary closing conditions. The Merger Agreement provides that upon the effective date of the Merger (the “Effective Date”), the shareholders of C Financial shall be entitled to receive an aggregate of Fourteen Million Five Hundred Thousand Dollars ($14,500,000) in cash in exchange for all of the outstanding shares of C Financial common stock, $1.00 par value. The amount each shareholder will receive will be equal to Fourteen Million Five Hundred Thousand Dollars ($14,500,000) multiplied by a fraction, the numerator of which is the number of shares of C Financial Common Stock held by such shareholder and the denominator of which is the number of shares of C Financial Common Stock outstanding on the Effective Date. Any shareholders who dissent from the Merger in accordance with Ohio Revised Code Sections 1701.84 and 1701.85, as amended, will only receive payment through the dissenters’ rights proceedings. Subject to C Financial common shareholders’ approval of the Merger Agreement, regulatory approvals and other customary closing conditions, the parties anticipate completing the Merger in the second quarter of 2015. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.
Certain members of the Board of Directors of C Financial and certain other significant shareholders have entered into a Voting Agreement pursuant to which they have agreed to vote their shares of C Financial common stock in favor of the Merger. A copy of the Voting Agreement is filed as Exhibit 10.1 and incorporated herein by reference.

The Merger Agreement contains representations, warranties and covenants of C Financial and First Merchants, including, among others, covenants (i) to, subject to certain exceptions as more fully set forth in the Merger Agreement, conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) prohibiting C Financial, subject to certain exceptions more fully set forth in the Merger Agreement, from engaging in certain kinds of transactions during such period. The Board of Directors of C Financial shall recommend to the shareholders of C Financial that such shareholders approve the Merger Agreement and shall not thereafter withdraw or modify its recommendation, subject to certain exceptions more fully set forth in the Merger Agreement. The Board of Directors of C Financial shall use its reasonable best efforts to obtain any vote of its shareholders necessary for the approval of the Merger Agreement. C Financial has also agreed, for a period of time and subject to certain exceptions as set forth in the Merger Agreement, not to (i) solicit proposals relating to alternative business combination transactions or (ii) enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.
As mentioned above, consummation of the Merger is subject to various conditions, including, among others, requisite approvals of the holders of C Financial common stock and receipt of regulatory approvals.
The Merger Agreement contains certain termination rights for both First Merchants and C Financial. Under certain circumstances, termination of the Merger Agreement by C Financial may result in the payment of a termination fee to First Merchants, all as more fully described in the Merger Agreement.
The foregoing description of the Merger Agreement and the Voting Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement and the Voting Agreement, which are filed as Exhibits 2.1 and 10.1, respectively, and, as mentioned above, are incorporated by reference.

Item 7.01. Regulation FD Disclosure.

On January 6, 2015, First Merchants and C Financial issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and C Financial Corporation (“C Financial”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of the First Merchants and C Financial will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and shareholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, First Merchants’ and C Financial’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.

ADDITIONAL INFORMATION

This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The Merger Agreement will be submitted to C Financial’s shareholders for their consideration. In connection with the proposed merger, it is expected that C Financial will provide its shareholders with a Proxy Statement, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION, TOGETHER WITH ALL AMENDMENTS OR SUPPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION.

C Financial and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of C Financial in connection with the proposed Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement regarding the proposed merger when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Reorganization and Merger between First Merchants Corporation and C Financial Corporation dated as of January 5, 2015

10.1	Voting Agreement dated January 5, 2015, by and among First Merchants Corporation and certain shareholders of C Financial Corporation

99.1	Joint Press Release, dated January 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation
(Registrant)

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

Dated: January 6, 2015